UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2026

REALLOYS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7280 W. Palmeto Park Rd. Suite 302N Boca Raton, FL	33433
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALOY	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 25, 2026, REalloys Inc. (formerly known as Blackboxstocks Inc., “Blackboxstocks”; “REalloys” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting, among other things, that the Company consummated and completed the previously announced merger (the “Merger”). pursuant to the terms of that certain Agreement and Plan of Merger, dated as of March 10, 2025, as amended (the “Merger Agreement”). Pursuant to the Merger Agreement, on February 24, 2026, RABLBX Merger Sub, Inc. merged with and into REalloys Solutions Inc. (formerly known as REalloys Inc., “Private REalloys”), with Private REalloys surviving as a wholly owned subsidiary of Blackboxstocks. Additionally, on February 24, 2026, (i) pursuant to an amendment to its Articles of Incorporation, the Company changed its name from “Blackboxstocks Inc.” to “REalloys Inc.”, (ii) pursuant to an amendment to its Articles of Incorporation, Private REalloys changed its name to “REalloys Solutions Inc.”, and (iii) REalloys and RABLBX filed the Certificate of Merger with the State of Nevada. On February 24, 2026, the Merger closed.

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. This Form 8-K/A does not amend any other item of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Private REalloys as of December 31, 2025, and 2024 and for the years ended December 31, 2025, and 2024, are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01(a). The consents of Grassi & Co., CPAs, P.C., Private REalloys’ independent registered public accounting firm as of and for the year ended December 31, 2025, Stephano Slack LLC, Private REalloys’ independent registered accounting firm as of and for the year ended December 31, 2024, filed herewith as Exhibit 23.1 and Exhibit 23.2, respectively.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of December 31, 2025, and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, each with related notes thereto, are filed herewith as Exhibit 99.2 and incorporated by reference into this Item 9.01(b).

(d) Exhibits Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Form 8-K/A.

Exhibit	Description
23.1	Consent of Grassi and Co., CPAs, P.C.
23.2	Consent of Stephano Slack LLC
99.1	Audited Financial Statements of REalloys Inc. as of December 31, 2025, and 2024, and for the years then ended
99.2	Unaudited Pro Forma Condensed Combined Financial Information of REalloys Inc. as of and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	REalloys Inc.

	By:	/s/ Leonard Sternheim
Leonard Sternheim
Chief Executive Officer

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